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                                                                    EXHIBIT 10.1


                               THE SHAW GROUP INC.
                         1993 EMPLOYEE STOCK OPTION PLAN
                 (AMENDED AND RESTATED THROUGH OCTOBER 8, 2001)


         1. Purpose. This 1993 Employee Stock Option Plan (the Plan) of The Shaw Group Inc. (the Company) for certain employees, including officers and directors, is intended to advance the best interests of the Company by providing such personnel, who have substantial responsibility for its management and growth, with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain in its employ.

         2. Administration. The Plan shall be administered by a committee (the Committee) consisting of two or more members of the Board of Directors of the Company, all of whom shall be (a) Non-Employee Director as defined in Rule 16b-3 of the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act) or any similar or successor rule, and (b) outside directors as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). For the purposes of the Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. The Committee shall have the authority to take any and all actions as it deems necessary or appropriate, in its sole discretion, to administer the Plan or to carry out the Committee activities contemplated by the Plan. All questions of interpretation and application of the Plan, or as to Awards (as defined in Paragraph 5 below) made hereunder, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. When appropriate, the Plan shall be administered in order to qualify certain of the Awards made hereunder as incentive stock options described in Section 422 of the Code.

         3. Eligibility. The individuals who shall be eligible to participate in the Plan shall be such key employees, including officers and directors if they are employees, of the Company, or of any parent or subsidiary corporation, as the Committee shall determine from time to time. Except as otherwise provided, for all purposes of the Plan, the term parent corporation shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and the term subsidiary corporation shall mean any corporation in an unbroken chain of corporations, beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         4. Shares Subject to the Plan. The stock subject to the Awards and other provisions of the Plan shall be shares of the Company's common sock, no par value per share (the Common Stock). The total number of shares of the Common Stock with respect to which Awards may be granted shall not exceed in the aggregate 3,325,000 shares (as adjusted to reflect a two-for-one Common Stock split distributed on December 15, 2000); provided, that the class and aggregate number of shares which may be subject to Awards granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof. Such shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to Awards that can be made to any executive or employee under the Plan is 810,000 shares (as adjusted to reflect a two-for-one Common Stock split distributed on December 15, 2000).



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         In the event that any outstanding Award for any reason shall expire or terminate by reason of the death or severance of employment of the participant, the surrender of any such Award or any other cause, the shares of Common Stock allocable to such Award may again be subject to an Award under the Plan.

         5. Types of Awards Under the Plan. The Committee may make the following types of awards (an Award) from time to time to such eligible employees of the Company as it shall from time to time determine:

         (a) Incentive Stock Options. The Committee may grant to an eligible employee an option (an "Option"), or Options, to buy a stated number of shares of Common Stock under the terms and conditions of the Plan, so that the Option will be an incentive stock option within the meaning of Section 422 of the Code (an Incentive Stock Option).

         (b) Non-statutory Stock Options. The Committee may grant to an eligible employee an Option, or Options, to buy a stated number of shares of Common Stock under the terms and conditions of the Plan, which do not constitute an Incentive Stock Option within the meaning of Section 422 of the Code (a Non-statutory Stock Option).

         (c) Restricted Stock. The Committee may award to an eligible employee restricted shares of Common Stock (the Restricted Stock) as set forth in Paragraph 13 of the Plan.

         Each Award shall be approved by the Committee, and with respect to Options, the Committee shall specify whether each Option constitutes an Incentive Stock Option or Non-statutory Stock Option.

         6. Option Price. The price at which the shares may be purchased pursuant to an Option shall be no less than the fair market value of the shares of Common Stock on the date such Option is granted, and the Committee, in its discretion, may provide that the price at which shares may be purchased shall be more than such fair market value. For purposes of the Plan, the fair market value of a share of Common Stock as of any particular date shall mean the closing sale price of a share of Common Stock on that date as reported by the principal national securities exchange on which the Common Stock is then listed if the Common Stock is then listed on a national securities exchange, or the average of the bid and asked price of a share of Common Stock on that date as reported in the NASDAQ listing if the Common Stock is not then listed on a national securities exchange, provided that if no such closing price or quotes are so reported on that date or if, in the discretion of the Committee, any means of determining the fair market value of a share of Common Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value. The option price as determined pursuant to this Paragraph 6 shall be referred to herein as the Option Price.

         7. Duration of Options. No Option which is an Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and the Committee, in its discretion, may provide that such Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of such ten-year period. No Option which is a Non-statutory Stock Option shall be exercisable after the expiration of ten
(10) years from the date such Option is granted; and the Committee, in its discretion, may provide that such Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of such ten-year period.




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         8. Amount Exercisable. The agreement with respect to each Option shall set forth such terms and conditions, including vesting, with respect to the exercise of such Option that are not inconsistent with the Plan and as may be approved by the Committee. The Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as it may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. But in no event shall any Option be exercisable after the tenth anniversary of the date of the grant.

         9. Exercise of Options. A participant may exercise such participant's Option by delivering to the Company a written notice stating (i) that such participant wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Common Stock with respect to which such Option is to be exercised, (iii) the address to which the certificate representing such shares of Common Stock should be mailed, and (iv) the social security number of such participant. In order to be effective, such written notice shall be accompanied by (a) payment of the Option Price of such shares of Common Stock and (b) payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by check drawn on a national banking association and payable to the order of the Company in United States dollars.

         As promptly as practicable after the receipt by the Company of (i) such written notice from the participant, (ii) payment, in the form required by the foregoing provisions of this Paragraph 9, of the Option Price of the shares of Common Stock with respect to which such Option is to be exercised, and (iii) payment, in the form required by the foregoing provisions of this Paragraph 9, of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to such participant a certificate representing the number of shares of Common Stock with respect to which such Option has been so exercised, such certificate to be registered in the name of such participant, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such participant at the address specified for such purpose in such written notice from the participant to the Company.

         10. Special Provisions for Incentive Stock Options. Notwithstanding any other provisions of the Plan to the contrary, the aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent or subsidiary corporation(s) thereof) shall not exceed $100,000. In making this determination, Options shall be taken into account in the order in which they were granted.

         No participant who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the corporation employing the participant or of its parent or subsidiary corporation shall be eligible to receive an Option which is an Incentive Stock Option unless at the time that such Option is granted the Option Price is at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time such Option is granted and such Option by its own terms is not exercisable after the expiration of five years from the date such Option is granted.

         For the purposes of the preceding paragraph, an employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust will be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.




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         11. Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. Notwithstanding the foregoing, the Committee shall have the authority, in its absolute discretion, to add (originally or by way of amendment) as a term of any Non-statutory Stock Option awarded hereunder, that such Non-statutory Stock Option may be transferred, no less than six (6) months after it is granted, to members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners as well as to charitable organizations that are approved in advance by the Committee. A transfer pursuant to this Paragraph 11 may only be effected by the Company at the written request of a participant and shall become effective only when recorded in the Company's record of outstanding Non-statutory Stock Options. In the event a Non-statutory Stock Option is transferred pursuant to this Paragraph, such may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. In the event of a transfer pursuant to this Paragraph 11, such Non-statutory Stock Option shall continue to be governed by and subject to the terms and conditions of the Plan and the relevant grant.

         12. Exercise of Options; Termination of Employment. Except as may be otherwise expressly provided herein, each Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of the severance, upon severance of the employment relationship between the Company and the participant, whether with or without cause, for any reason other than the death, disability, or retirement of the participant, during which period the participant shall be entitled to exercise the Option in respect of the number of shares that the participant would have been entitled to purchase had the participant exercised the Option on the date of such severance of employment. Whether authorized leave of absence, or absence on military or government service, shall continue severance of the employment relationship between the Company and the participant shall be determined by the Committee at the time thereof.

         In the event of severance because of the disability of the holder of any Option while in the employ of the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or one year following the date of such severance because of disability, during which period the participant shall be entitled to exercise the Option in respect of the number of shares that the participant would have been entitled to purchase had the participant exercised the Option on the date of such severance because of disability.

         In the event of the death of the holder of any Option while in the employ of the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or one year following the date of death. After the death of the participant, his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the expiration of an Option, to exercise the Option, in respect of the number of shares that the participant would have been entitled to purchase if he had exercised the Option on the date of his death while in employment.

         In addition, in the event of the retirement of the holder of any Non-statutory Stock Option, in accordance with the provisions of the Company's then existing policies regarding retirement as applied by the Committee, before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or one year following the date of such retirement and, if such participant should die within the one-year period, any rights he may have to exercise the Option shall be exercisable by his executor or




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administrator or the person or persons to whom the Option shall have been transferred by his will or by the laws of descent or distribution, as appropriate, for the remainder of the one-year period.

         For purposes of Incentive Stock Options issued under this Plan, an employment relationship between the Company and the participant shall be deemed to exist during any period in which the participant is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies, or by a parent or subsidiary corporation of such corporation issuing or assuming an option (and for this purpose, the phrase corporation issuing or assuming an option shall be substituted for the word Company in the definitions of parent and subsidiary corporations specified in Paragraph 3 of this Plan, and the parent-subsidiary relationship shall be determined at the time of the corporation action described in Section 424(a) of the Code). For purposes of Non-statutory Stock Options issued under this Plan, an employment relationship between the Company and the participant will exist under the circumstances described above for Incentive Stock Options and will also exist if the participant is transferred to an affiliate corporation approved by the Committee.

         13. Restricted Stock.

         (a) Restricted Stock Awards. The Committee may, in its discretion, grant one or more Awards of Restricted Stock to any participant. Each Award of Restricted Stock shall be evidenced by a Restricted Stock agreement which shall specify the number of shares of Restricted Stock to be issued to the participant, the date of such issuance, the price (the Purchase Price), if any, to be paid in cash for such shares by the participant, the time period during which the Restricted Stock must be held before it becomes fully vested (the Restriction Period), and any other conditions imposed on such shares as the Committee, in its discretion, shall determine. Notwithstanding the foregoing, the Committee shall impose upon each Award of Restricted Stock made to a participant who is an executive officer of the Company a Restriction Period expiring no earlier than six months after the date of grant of the Restricted Stock. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the participant, which stock certificate shall be held by the Company until the restrictions on such shares shall have lapsed and those shares shall have thereby vested in full.

         (b) Maximum Award of Restricted Stock. The maximum number of shares of Common Stock may be allotted by the Committee pursuant to Restricted Stock awarded to any individual participant shall not exceed, in any calendar year, 100,000 shares (as adjusted to reflect a two-for-one Common Stock split distributed on December 15, 2000) (subject to adjustment pursuant to Paragraph 17 of the Plan).

         (c) Restrictions and Forfeitures.

                  (i) Shares included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such share have fully vested.

                  (ii) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

                  (iii) In the event that the participant shall have paid any cash for the Restricted Stock, the agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).



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                  (iv) The Restricted Stock shall be evidenced by a stock
certificate registered only in the name of the participant, which stock certificate shall be held by the Company until the Restricted Stock has fully vested.

                  (v) The occurrence of any of the following events shall cause the immediate vesting of the Restricted Stock:

                           A.       the death of the participant;

                           B. the retirement of the participant in accordance with the then existing policies of the Company as applied by the Committee;

                           C.       the disability of the participant.

Notwithstanding the foregoing, to the extent a condition(s) other than a Restriction Period has been imposed by the Committee upon the Restricted Stock, the occurrence of the foregoing shall not cause immediate vesting unless and until such condition(s) has been met.

                  (vi) A Restricted Stock Award shall be entirely forfeited by the participant in the event that prior to vesting, the participant breaches any terms or conditions of the Plan, the participant resigns from or is terminated (with or without cause) by the Company, or any condition(s) imposed upon vesting are not met.

         (d) Performance or Other Conditions. The Committee may, in its absolute discretion, make the vesting of any Restricted Stock Award subject to the fulfillment of a performance or other condition. The Committee shall have the absolute discretion in determining the terms of any such condition.

         (e) Legend on Certificates. Each certificate evidencing a Restricted Stock Award under the Plan shall be registered in the name of the participant and deposited by the participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in The Shaw Group Inc. 1993 Employee Stock Option Plan and a Restricted Stock Agreement entered into between the registered owner and The Shaw Group Inc. Copies of such Plan and Agreement are on file in the offices of the Secretary of The Shaw Group Inc., 11100 Mead Road, 2nd Floor, Baton Rouge, Louisiana 70816."

         (f) Section 83(b) Elections. Within 30 days after the issuance of shares of Restricted Stock to a participant under the Plan, the participant shall decide whether or not to file an election pursuant to Section 83(b) of the Code and Treasury Regulation Section 1.83-2 (and state law counterparts) with respect to such Restricted Stock. If the participant does file such an election, the participant shall promptly furnish the Company with a copy of such election.

         (g) Agreements to Award Restricted Stock. In amplification of the Committee's authority under the Plan, but in no way limiting such authority, the Committee, pursuant to this Paragraph 13, shall have the authority to enter into agreements with participants to make, in the future, and subject to whatever terms and



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conditions the Committee deems appropriate, an award of shares of Restricted
Stock. If an Award of Restricted Stock is made pursuant to an agreement to make same, the Restricted Stock Award shall at the time granted be subject to the terms and conditions of the Plan.

         14. Requirements of Law. The Company shall not be required to sell or issue any shares under any Award if the issuance of such shares shall constitute a violation by the participant or the Company of any provisions of any law or regulation of any governmental authority. Each Award granted under the Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration, or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no Option may be exercised in whole or in part nor may Restricted Stock be issued unless such listing, registration, qualification, consent, approval, or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. If required at any time by the Board of Directors or the Committee, an Option may not be exercised and Restricted Stock may not be issued until the participant has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933, as amended, upon exercise of any Option, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Committee has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding, and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, as amended, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933, as amended:

         The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933, as amended, and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option, the issuance of shares pursuant thereto or the issuance of shares of Restricted Stock to comply with any law or regulation of any governmental authority.

         15. No Rights of Option Holder as Shareholder. No participant shall have rights as a shareholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

         16. Employment Obligation. The granting of any Award shall not impose upon the Company any obligation to employ or continue to employ any participant; and the right of the Company to terminate the




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employment of any officer or other employee at will, with or without cause, shall not be diminished or affected by reason of the fact that an Award has been granted to him.

         17. Changes in the Company's Capital Structure. The existence of outstanding Options or unvested shares of Restricted Stock shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class, and per-share price of shares of Common Stock subject to outstanding Options or unvested shares of Restricted Stock hereunder shall be appropriately adjusted (or, in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, the Awards shall extend to such other securities) in such a manner as to entitle an participant to receive (except to vesting and the conditions of the Award), for the same aggregate cash consideration, the same total number and class or classes of shares (or, in the case of a dividend of or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full (or if the shares of Restricted Stock had fully vested) immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining shareholders to be affected by such adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or, in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by classes of shares of stock (or, in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as a result of the event requiring the adjustment. Comparable rights shall accrue to each participant in the event of successive subdivisions, consolidations, capital adjustments, dividends, or reclassifications of the character described above.

         If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting shareholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one-year period, the greater of (i) an amount per share of Common Stock equal to ten percent (10%) of the then Current Market Price and (ii) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph, but including stock or other securities of any corporation or other entity owned by the Company), then in each case the Option Price or the Purchase Price, as applicable, shall be adjusted by reducing the Option Price or the Purchase Price, as applicable, in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any participant) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Option Price or the

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Purchase Price, as applicable, be less than the par value of a share of Common
Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of the distribution retroactive to the record date for the determination of the shareholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

         After the merger of one or more corporations into the Company, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company shall be the surviving corporation, each participant, at no additional cost, shall be entitled to receive in lieu of the number of shares as to which the Award shall then be applicable, the number and class of shares of stock or other equity securities to which the participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such participant had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Award shall then be applicable and, if as a result of such merger, consolidation, or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each participant, at no additional cost, shall be entitled to receive, upon exercise of his option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation, or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Award shall then be applicable. Comparable rights shall accrue to each participant in the event of successive mergers or consolidations of the character described above.

         After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporation, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is not the surviving corporation, each participant shall, at no additional cost, be entitled, at the option of the surviving corporation, (i) to have his then existing Award assumed or to have a new award substituted for the existing Award by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the award immediately after the substitution or assumption over the aggregate option or purchase price of such award is equal to the excess of the aggregate fair market value of all shares subject to the Award immediately before such substitution or assumption over the aggregate Option Price or Purchase Price, as applicable, of such shares, provided that the shares subject to the new award must be traded on the New York or American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotation System, or (ii) to receive in lieu of the number of shares as to which the Award shall then be applicable, the securities, property, and other assets, including cash, to which the participant would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation, or other transaction such participant had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Award shall then be applicable.

         For purposes of the Plan, Current Market Price per share of Common Stock shall mean the closing price of a share of Common Stock as reported by the principal national securities exchange on which the Common Stock is then listed if the Common Stock is then listed on a national securities exchange, or the average bid and asked prices of a share of Common Stock as reported in the NASDAQ listing if the Common Stock is not then listed on a national securities exchange, on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

         Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Awards.

         18. Substitute Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation of the Company, conditioned in the case of an incentive stock option upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as a result of the merger or consolidation of the Company with another corporation, or the acquisition by the Company of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an incentive stock option under Section 422 of the Code.

         19. Amendment or Termination of Plan. The Board of Directors may modify, revise, or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of shares representing a majority of the total voting power of the Company at a meeting of shareholders or by written consent, or if the provisions of the corporate charter, by-laws, or applicable state law prescribes a greater degree of shareholder approval for this action, without the degree of shareholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares which may be issued pursuant to Awards under the provisions of the Plan,
(b) extend the term during which an Option may be exercised or the termination date of the Plan, or (c) materially change the class of employees eligible to receive Awards under the Plan; unless, in each such case, the Board of Directors of the Company shall obtain an opinion of legal counsel to the effect that shareholder approval of the amendment is not required (i) by law, (ii) by the applicable rules and regulations of, or any agreement with, any national securities exchange on which the Common Stock is then listed, or if the Common Stock is not so listed, the rules and regulations, or any agreement with, the National Association of Securities Dealers, Inc., and (iii) in order to make available to the participant with respect to any award granted under the Plan, the benefits of rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar or successor rule. In addition, the Board shall have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as incentive stock options under
Section 422 of the Code, and the regulations which may be issued thereunder as in existence from time to time.

         20. Written Agreement. Each Award granted hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the participant and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an agreement shall contain such other provisions as the Committee, in its discretion, shall deem advisable.

         21. Indemnification of Committee. The Company shall, to the fullest extent provided by law, indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for all expenses (including, without limitation, reasonable attorneys' fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise. Nothing in this Paragraph 21, shall be construed to limit or otherwise affect any right to indemnification or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Articles of Incorporation of the Company, or otherwise.

         22. Effective Date of Plan. The Plan shall become effective and shall be deemed to have been adopted on December 1, 1993.

         23. Termination Date of the Plan. Notwithstanding any provision of the Plan to the contrary, the Plan shall terminate automatically on November 30, 2003; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding Awards issued under the Plan. Upon termination, no additional Awards shall be granted under the Plan.






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